UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

BENEFICIENT

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Meeting Date: June 20, 2024

To the Stockholders of Beneficient:

Notice is hereby given that the Special Meeting of Stockholders (the “Special Meeting”) of Beneficient (the “Company,” “Beneficient,” “us,” “we” and “our”) will be held on Thursday, June 20, 2024 at 10:00 a.m., Central Time, via a live webcast on the Internet. Stockholders will be able to virtually attend the Special Meeting online, vote your shares electronically and submit questions during the Special Meeting by visiting https://www.cstproxy.com/beneficient/2024. During the Special Meeting, stockholders will be asked to consider and vote upon the following proposals:

1.

To approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s Class A common stock, par value $0.001 per share (“Class A Common Stock”), to YA II PN, LTD. (“Yorkville”), pursuant to that certain Standby Equity Purchase Agreement, dated June 27, 2023, by and between the Company and Yorkville (the “SEPA”), which shares may represent more than 20% of our issued and outstanding Class A Common Stock and Class B common stock, par value $0.001 per share (“Class B Common Stock” and together, with the Class A Common Stock, the “Common Stock”), as of the date of the SEPA (the “Yorkville Share Issuance Proposal”); and

2.

To approve an adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for the approval of the Yorkville Share Issuance Proposal (the “Adjournment Proposal”).

Stockholders are referred to the accompanying proxy statement (the “Proxy Statement”) for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board recommends a vote “FOR” the Yorkville Share Issuance Proposal and “FOR” the Adjournment Proposal.

The Board has fixed the close of business on Friday, May 24, 2024 as the record date (the “Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. Only the stockholders of record of our Common Stock are entitled to receive notice of, and to vote at, the Special Meeting or any adjournments thereof. The 403,827 shares of the Company’s Class A Common Stock offered and sold to Yorkville under the SEPA from June 27, 2023 through the close of business on Friday, May 24, 2024, are not entitled to vote on the Yorkville Share Issuance Proposal in accordance with Nasdaq Listing Rule 5635(d). The date of mailing this Notice of Meeting and Proxy Statement is on or about June 10, 2024.

You are cordially invited to attend the Special Meeting online. Whether or not you expect to attend the Special Meeting, you are requested to read the enclosed Proxy Statement and to sign, date and return the accompanying proxy card or voting instruction form as soon as possible. This will assure your representation and a quorum for the transaction of business at the Special Meeting. If you attend the Special Meeting online, the proxy will not be used if you so request by revoking it as described in the Proxy Statement. If you decide to attend the Special Meeting, you will be able to vote electronically, even if you have previously submitted your proxy or voting instruction form.

Hard copies of the Company’s Proxy Statement to security holders in connection with the Special Meeting are being mailed to stockholders of record as of the close of business on Friday, May 24, 2024, beginning on or about June 10, 2024. The Company’s Proxy Statement to security holders is also available at https://www.cstproxy.com/beneficient/2024.

If you have any questions about accessing materials or voting, please call 1-800-450-7155.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment of the Special Meeting online, we request that you vote by telephone, over the Internet, or complete, sign and mail your proxy card to ensure that your shares will be represented at the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote online. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

By order of our Board,

/s/ Brad K. Heppner
Brad K. Heppner
Chairman and Chief Executive Officer

325 N. Saint Paul Street, Suite 4850

Dallas, Texas 75201

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 20, 2024

June 10, 2024

Dear Beneficient Stockholders:

You are invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of Beneficient (the “Company,” “Beneficient,” “us,” “we” and “our”) on Thursday, June 20, 2024, which will be held virtually at https://www.cstproxy.com/beneficient/2024, at 10:00 a.m., Central Time. The Company has determined that the Special Meeting will be a virtual meeting conducted exclusively via live webcast. You or your proxyholder will be able to attend the virtual Special Meeting online, vote your shares electronically, and submit questions during the Special Meeting by visiting https://www.cstproxy.com/beneficient/2024 and entering the 12-digit control number included on your proxy card or voting instruction form, as applicable. To receive access to the virtual Special Meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying proxy statement (the “Proxy Statement”). Enclosed with this letter are your notice of Special Meeting of Stockholders, Proxy Statement and proxy voting card. The Proxy Statement included with this notice discusses the proposals to be considered at the Special Meeting. Please review the voting materials at https://www.cstproxy.com/beneficient/2024.

At this Special Meeting, you will be asked to consider and vote upon the following proposals:

1.

To approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s Class A common stock, par value $0.001 per share (“Class A Common Stock”), to YA II PN, LTD. (“Yorkville”), pursuant to that certain Standby Equity Purchase Agreement, dated June 27, 2023, by and between the Company and Yorkville (the “SEPA”), which shares may represent more than 20% of our issued and outstanding Class A Common Stock and Class B common stock, par value $0.001 per share (“Class B Common Stock” and together, with the Class A Common Stock, the “Common Stock”), as of the date of the SEPA (the “Yorkville Share Issuance Proposal”); and

2.

To approve an adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for the approval of the Yorkville Share Issuance Proposal.

Our Board has fixed the close of business on Friday, May 24, 2024 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment and postponements thereof (the “Record Date”). Only holders of record of shares of our Common Stock on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s) or adjournment(s) of the Special Meeting. The 403,827 shares of the Company’s Class A Common Stock offered and sold to Yorkville under the SEPA from June 27, 2023 through the close of business on Friday, May 24, 2024, are not entitled to vote on the Yorkville Share Issuance Proposal in accordance with Nasdaq Listing Rule 5635(d).

Accordingly, we urge you to review the accompanying material carefully and to promptly return the enclosed proxy card or voting instruction form. On the following pages, we provide answers to frequently asked questions about the Special Meeting.

Your vote is important. Whether or not you expect to attend the Special Meeting, you are requested to read the enclosed Proxy Statement and to sign, date and return the accompanying proxy card or voting instruction form as soon as possible. I encourage you to vote by telephone, over the Internet, or by marking, signing, dating and returning the enclosed proxy card so that your shares will be represented and voted at the Special Meeting, whether or not you plan to attend. If you decide to attend the Special Meeting, you will be able to vote electronically, even if you have previously submitted your proxy or voting instruction form.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote online. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

On behalf of the Board, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the Special Meeting online.

Thank you for your ongoing support.

Sincerely,

/s/ Brad K. Heppner
Brad K. Heppner
Chairman and Chief Executive Officer

Forward-Looking Statements

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this proxy statement that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Company’s ability to raise additional capital pursuant to its Standby Equity Purchase Agreement, by and between the Company and Yorkville, dated June 27, 2023 (the “SEPA”), our expectations regarding our issuing shares and obtaining financing under the SEPA generally, the potential dilutive effects of any future issuances pursuant to the SEPA, and the impact of any future issuances pursuant to the SEPA on prevailing market prices for our Class A Common Stock, par value $0.001 per share. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including that the Yorkville Share Issuance Proposal may not be approved by the Company’s stockholders. For other important factors that could cause actual results to differ materially from the forward-looking statements in this proxy statement, please see the risks and uncertainties identified under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended March 31, 2023, as updated by the Company’s Quarterly Reports on Form 10-Q, each of which is available on the Company’s website at www.trustben.com and on the Securities and Exchange Commission (“SEC”) website at www.sec.gov. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this proxy statement. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances.

i

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 20, 2024

This proxy statement (the “Proxy Statement”) is furnished to you by the Board of Directors (the “Board”) of Beneficient in connection with the solicitation of proxies for use at the special meeting of stockholders (the “Special Meeting”) to be held via a live webcast on the Internet at https://www.cstproxy.com/beneficient/2024, on Thursday, June 20, 2024 at 10:00 a.m., Central Time, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”), and at any postponement(s), adjournment(s) or recess(es) thereof. Hard copies of this Proxy Statement, along with the Notice and either a proxy card or a voting instruction form, are being mailed to our stockholders of record as of the close of business on Friday, May 24, 2024, beginning on or about Monday, June 10, 2024.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “Beneficient,” “we,” “our,” “us” and the “Company” to refer to Beneficient. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our Class A common stock, par value $0.001 per share (“Class A Common Stock”), and our Class B common stock, par value $0.001 per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on Thursday, June 20, 2024: Pursuant to the rules of the SEC, with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. The Notice of Special Meeting and Proxy Statement are also available at https://www.cstproxy.com/beneficient/2024.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What is the purpose of the Special Meeting?

At the Special Meeting, you will be asked to act upon the matters outlined in the Notice, which include the following proposals:

1.

To approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of Class A Common Stock to Yorkville, pursuant to the SEPA, dated June 27, 2023, by and between the Company and Yorkville, which shares may represent more than 20% of our issued and outstanding Common Stock as of the date of the SEPA (the “Yorkville Share Issuance Proposal”); and

2.

To approve an adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for the approval of the Yorkville Share Issuance Proposal (the “Adjournment Proposal”).

Other than these proposals, no other proposals will be presented for a vote at the Special Meeting.

Why is the Company seeking stockholder approval of the Yorkville Share Issuance Proposal?

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) in connection with a transaction other than a public offering at a price less than the “minimum price” which either alone or together with sales by officers, directors or substantial stockholders of the Company equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance. Under Nasdaq Listing Rule 5635(d), “minimum price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

Our Board has determined that the SEPA and our ability to issue the shares of Class A Common Stock thereunder in excess of 20% of our issued and outstanding Common Stock as of the date of the SEPA (the “Exchange Cap”) is in the best interests of the Company and its stockholders because the ability to sell shares of Class A Common Stock to Yorkville provides us with a reliable source of capital for general corporate purposes, which may include, but are not limited to, funding working capital, capital expenditures, operating expenses and the selective pursuit of business development opportunities. Furthermore, the SEPA provides the Company with future flexibility to enhance its liquidity in an opportunistic and efficient manner. Accordingly, our Board believes that providing the Company the flexibility to issue shares of Class A Common Stock in excess of the Exchange Cap is advisable and in the best interests of the Company and our stockholders.

What are the consequences if the Yorkville Share Issuance Proposal is not approved by stockholders?

The failure of the Company’s stockholders to approve this proposal will prevent the Company from selling, at less than the minimum price, shares of Class A Common Stock to Yorkville in excess of the Exchange Cap. Furthermore, if we are limited in our ability to raise additional capital under the SEPA, we may not be able to execute on our strategic plans, and we may need to seek alternative sources of capital to fund our operations, which may not be available to us on favorable terms, or at all. We can provide no assurance that we would be successful in raising funds in the future or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders. If we are unable to raise additional capital, then we may have difficulty entering into liquidity transactions, which would lead to a decrease in revenues and adversely affect our operations and business plans.

When did the Company effect a reverse stock split of its Common Stock?

In order to maintain its listing on The Nasdaq Stock Market, LLC (“Nasdaq”), the Company effected a reverse stock split of its Common Stock at a ratio of eighty (80) to one (1) and a simultaneous proportionate reduction in the authorized shares of each class of Common Stock as required by Nevada Revised Statues Section 78.207. The Company’s Class A Common Stock commenced trading on a post-reverse stock split basis at market open on April 18, 2024. On May 2, 2024, the Company received noticed from Nasdaq that the Company had regained compliance with the bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2), and that the Company was therefore in compliance with The Nasdaq Capital Market’s listing requirements. Unless otherwise indicated, all share and per share amounts have been adjusted retroactively to reflect the reverse stock split.

What vote is required to approve each proposal?

Each of the Yorkville Share Issuance Proposal and the Adjournment Proposal require the affirmative vote of a majority of the votes cast at the Special Meeting. We expect that the directors and executive officers will vote all their shares in favor of each of the Yorkville Share Issuance Proposal and the Adjournment Proposal.

Who is entitled to vote at the Special Meeting, and how many votes do they have?

Stockholders of record, including holders of our Common Stock, at the close of business on the Record Date may vote at the Special Meeting. There were 3,902,934 shares of Class A Common Stock and 239,257 shares of Class B Common Stock outstanding on the Record Date. The 403,827 shares of the Company’s Class A Common Stock offered and sold to Yorkville under the SEPA from June 27, 2023 through the close of business on the Record Date are not entitled to vote on the Yorkville Share Issuance Proposal in accordance with Nasdaq Listing Rule 5635(d).

How does the Board recommend I vote?

The Board recommends a vote “FOR” the Yorkville Share Issuance Proposal and “FOR” the Adjournment Proposal.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using the methods discussed below, you will be appointing Greg W. Ezell or David B. Rost as your proxy. The proxy agent will vote on your behalf and will have the authority to appoint a substitute to act as proxy. If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your stock at the Special Meeting. If you are unable to attend the Special Meeting, please vote by proxy so that your shares may be voted.

Why hold a virtual meeting?

We are hosting a virtual meeting for cost efficiency reasons and for increased accessibility by stockholders. You will be able to attend the Special Meeting online and submit questions by visiting https://www.cstproxy.com/beneficient/2024. You will also be able to vote your shares electronically at the Special Meeting by following the instructions below.

Who can attend the meeting?

We have decided to hold the Special Meeting entirely online. You may attend the Special Meeting online only if you are a stockholder who is entitled to vote at the Special Meeting, or if you hold a valid proxy for the Special Meeting. You may attend and participate in the Special Meeting by visiting the following website: https://www.cstproxy.com/beneficient/2024. To attend and participate in the Special Meeting, you will need the 12-digit control number included on your proxy card. If your shares are held in “street name,” as described below, you should contact your broker or other nominee to obtain your 12-digit control number or otherwise vote through the broker or other nominee. You will need to obtain your own Internet access if you choose to attend the Special Meeting online and/or vote over the Internet. If you lose your 12-digit control number, you may join the Special

Meeting as a “Guest” but you will not be able to vote or ask questions. The meeting webcast will begin promptly at 10:00 a.m., Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin 15 minutes before the meeting time, and you should allow ample time for check-in procedures.

What if during the check-in time or during the Special Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on https://www.cstproxy.com/beneficient/2024.

Can I submit questions during the Special Meeting?

Stockholders may submit appropriate questions during the meeting via the virtual meeting platform that are pertinent to the meeting matters. The Company will answer questions submitted by stockholders via email following the Special Meeting. Only stockholders that have accessed the Special Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the meeting?” will be permitted to submit questions during the Special Meeting. Each stockholder is limited to no more than two questions. We will not address questions that are, among other things:

•	irrelevant to the business of the Special Meeting;

•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

•	related to any pending, threatened or ongoing litigation;

•	related to personal grievances;

•	derogatory references to individuals or that are otherwise in bad taste;

•	substantially repetitious of questions already submitted by another stockholder;

•	in excess of the two question limit;

•	in furtherance of the stockholder’s personal or business interests; or

•	out of order or not otherwise suitable for the conduct of the Special Meeting as determined by the Chairperson or Corporate Secretary in their reasonable judgment.

Additional information regarding questions submitted during the Special Meeting will be available in the “Rules of Conduct” available on the Special Meeting webpage for stockholders that have accessed the Special Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the meeting?”.

What are my voting rights under the Company’s dual class equity structure?

Our Articles of Incorporation provide for a dual class common stock structure consisting of Class A Common Stock and Class B Common Stock. The rights of holders of our Class A Common Stock and our Class B Common Stock are identical, except with respect to voting rights, conversion rights and certain transfer restrictions applicable to our Class B Common Stock. With respect to each proposal to come before the stockholders at the Special Meeting, each share of Class A Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to ten votes. As of the Record Date, there were (i) 3,902,934 shares of Class A Common Stock outstanding, representing 94.2% of our total equity ownership and 62.0% of the total voting power of our outstanding Common Stock, and (ii) 239,257 shares of Class B Common Stock outstanding, representing 5.8% of our total equity ownership and 38.0% of the total voting power of our outstanding Common Stock. We expect that holders of our Class B Common Stock will vote “FOR” the Yorkville Share Issuance Proposal and “FOR” the Adjournment Proposal.

On the date of the mailing of this Proxy Statement, our Class A Common Stock was listed on the Nasdaq Capital Market under the symbol “BENF.” There is no public trading market for our Class B Common Stock.

What is the difference between a stockholder of record and beneficial owner?

Stockholders of Record. If your shares are registered directly in your name with Continental Stock Transfer & Trust Company, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.

Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” A notice or Proxy Statement and voting instruction form have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority.

How are abstentions and broker non-votes treated for purposes of the Special Meeting?

Abstentions are included in the determination of the number of shares of Common Stock, to the extent issued prior to the Record Date, present at the Special Meeting for determining a quorum at the meeting. An abstention is not an “affirmative vote,” but an abstaining stockholder is considered “entitled to vote” at the Special Meeting. Abstentions will have no effect on either the Yorkville Share Issuance Proposal or the Adjournment Proposal.

If you are a beneficial owner and you do not provide the broker, bank, trustee or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers or other nominees have discretionary voting power with respect to proposals that are considered “routine,” but not with respect to “non-routine” proposals. If a broker lacks discretionary voting power and you fail to provide voting instructions for your shares, a broker non-vote occurs. Each of the Yorkville Share Issuance Proposal and the Adjournment Proposal are considered a “non-routine” proposal, so your broker does not have discretionary voting power with respect to your shares. Therefore, if you do not provide voting instructions to your broker, your broker may not vote your shares with respect to these proposals. Broker non-votes will be included in the determination of the number of shares of Common Stock present at the Special Meeting for determining a quorum at the meeting. Broker non-votes will have no effect on either the Yorkville Share Issuance Proposal or the Adjournment Proposal.

We urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a proxy from your broker or other nominee in order to vote your shares electronically at the Special Meeting.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction form to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares. Under the applicable rules, each of the Yorkville

Share Issuance Proposal and the Adjournment Proposal is considered a “non-routine” matter. Accordingly, brokers will not be permitted to exercise discretionary voting authority to vote your shares on the Yorkville Share Issuance Proposal or the Adjournment Proposal.

How do I vote?

You may vote over the Internet, by telephone, by mail or online at the Special Meeting. Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

Vote by Internet. You can vote via the Internet at https://www.cstproxy.com/beneficient/2024. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 19, 2024, which is the day before the meeting date. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

Vote by Telephone. You can vote by telephone by calling the toll-free telephone number 1-800-450-7155. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on June 19, 2024, which is the day before the meeting date. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

Vote by Mail. If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided to Corporate Secretary, Beneficient, at 325 N. Saint Paul Street, Suite 4850, Dallas, Texas 75201. Please promptly mail your proxy card or voting instruction form to ensure that it is received prior to the closing of the polls at the Special Meeting.

Vote Online at the Meeting. To vote online during the Special Meeting, you must be logged in and registered to virtually attend the Special Meeting and cast your vote before the announcement of the close of voting during the Special Meeting. You are entitled to virtually attend the Special Meeting only if you were a stockholder of the Company as of the close of business on the Record Date or hold a valid proxy for the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote virtually at the Special Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

If you are not a stockholder of record but hold shares through a broker, bank, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date (such as your most recent account statement prior to the Record Date), a copy of the voting instruction form provided by your broker, bank, trustee or nominee, or similar evidence of ownership.

If you vote by any of the methods discussed above, you will be designating Gregory W. Ezell or David B. Rost, as your proxy, and they will vote your shares on your behalf as you indicate. Submitting a proxy will not affect your right to attend the Special Meeting and vote virtually.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions it provides.

How will my proxy vote my shares?

If you are a stockholder of record, your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote:

•	“FOR” the approval, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of Class A Common Stock to Yorkville, pursuant the SEPA, in excess of the Exchange Cap; and

•

“FOR” the approval of the proposal to adjournment the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for the approval of the Yorkville Share Issuance Proposal.

We do not intend to bring any other matter for a vote at the Special Meeting, and we do not know of anyone else who intends to do so. Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Special Meeting.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions your bank, broker or other nominee provides.

As described above, under the applicable rules, each of the Yorkville Share Issuance Proposal and the Adjournment Proposal is considered to be a “non-routine” matter. Accordingly, brokers will not have discretionary authority to vote on either the Yorkville Share Issuance Proposal or the Adjournment Proposal.

How do I change my vote?

If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the Special Meeting by:

•	Notifying General Counsel, David B. Rost, in writing at 325 N. Saint Paul Street, Suite 4850, Dallas, Texas 75201, that you are revoking your proxy before the closing of the polls;

•

Submitting a proxy at a later date via the Internet, or by signing and delivering a proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the Special Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

•	Attending and voting by ballot online at the Special Meeting.

Who counts the votes?

All votes will be tabulated by the inspector of election appointed for the Special Meeting.

What constitutes a quorum?

Stockholders holding at least a majority of the voting power of the Company’s Common Stock, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), are necessary to constitute a quorum for the transaction of business at the Special Meeting. If you choose to have your shares represented by proxy at the Special Meeting, you will be considered part of the quorum. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Do I have any dissenters’ or appraisal rights or cumulative voting rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights or cumulative voting rights with respect to the matter to be voted on at the Special Meeting.

Where can I find the voting results of the Special Meeting?

The Company expects to publish the voting results of the Special Meeting in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the date of the Special Meeting.

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement.

How many shares of Common Stock are outstanding?

As of May 24, 2024, there were 3,902,934 shares of Class A Common Stock and 239,257 shares of Class B Common Stock outstanding.

Our Board encourages stockholders to attend the Special Meeting. Whether or not you plan to attend, you are urged to submit your proxy. Prompt response will greatly facilitate arrangements for the meeting and your cooperation will be appreciated. Stockholders who attend the Special Meeting by logging in with their 12-digit control number may vote their stock electronically at the meeting even though they may have sent in their proxies.

PROPOSAL 1: APPROVAL OF THE YORKVILLE SHARE ISSUANCE PROPOSAL

At the Special Meeting, our stockholders will be asked to approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of our Class A Common Stock to Yorkville pursuant to the SEPA in excess of the Exchange Cap.

Background for the Yorkville Share Issuance Proposal

As previously disclosed, on June 27, 2023, the Company entered into the SEPA with Yorkville. Pursuant to the SEPA, the Company has the right, but not the obligation, to sell to Yorkville up to $250.0 million of Class A Common Stock at the Company’s request any time during the commitment period commencing on June 27, 2023 (the “Effective Date”) and terminating on the first day of the month next following the 36-month anniversary of the Effective Date. Each issuance and sale by the Company to Yorkville under the SEPA (an “Advance”) is subject to a maximum limit equal to the greater of: (i) an amount equal to 100% of the aggregate volume traded of the Company’s Class A Common Stock on Nasdaq for the five trading days immediately preceding an Advance Notice (as defined in the SEPA), or (ii) $10,000,000, which amount may be increased upon mutual consent.

The shares will be issued and sold to Yorkville at a per share price equal to, at the election of the Company as specified in the relevant Advance Notice: (i) 95% of the Market Price (as defined below) for any period commencing on the receipt of the Advance Notice by Yorkville and ending on 4:00 p.m. New York City time on the applicable Advance Notice date (the “Option 1 Pricing Period”), and (ii) 97% of the Market Price for any three consecutive trading days commencing on the Advance Notice date (the “Option 2 Pricing Period,” and each of the Option 1 Pricing Period and the Option 2 Pricing Period, a “Pricing Period”). “Market Price” is defined as, for any Option 1 Pricing Period, the daily volume weighted average price (“VWAP”) of the Class A Common Stock on Nasdaq during the Option 1 Pricing Period, and for any Option 2 Pricing Period, the lowest daily VWAP of the Class A Common Stock on Nasdaq during the Option 2 Pricing Period.

The Advances are subject to certain limitations, including that Yorkville cannot purchase any shares that would result in it beneficially owning more than 9.99% of the Company’s outstanding Class A Common Stock at the time of an Advance (the “Ownership Limitation”) or acquiring since the Effective Date under the SEPA more than 19.99% of the Company’s outstanding Common Stock as of the date of the SEPA. The Exchange Cap will not apply under certain circumstances, including, where the Company has obtained stockholder approval to issue in excess of the Exchange Cap in accordance with the rules of Nasdaq or such issuances do not require stockholder approval under Nasdaq’s “minimum price rule.” Additionally, if the total number of Class A Common stock traded on Nasdaq during the applicable Pricing Period is less than the Volume Threshold (as defined below), then the number of Class A Common Stock issued and sold pursuant to such Advance Notice will be reduced to the greater of (a) 30% of the trading volume of the Class A Common Stock on Nasdaq during the relevant Pricing Period as reported by Bloomberg L.P., or (b) the number of Class A Common Stock sold by Yorkville during such Pricing Period, but in each case not to exceed the amount requested in the Advance Notice. “Volume Threshold” is defined as a number of Class A Common Stock equal to the product of (a) the number of shares in the Advance Notice requested by the Company multiplied by (b) 0.30.

From June 27, 2023 through the close of business on May 24, 2024, the Company issued 398,125 shares of Class A Common Stock pursuant to the SEPA for a total of approximately $3.4 million. Additionally, the Company issued 5,703 shares of Class A Common Stock to Yorkville in payment of a commitment fee pursuant to the terms of the SEPA.

The 403,827 shares of the Company’s Class A Common Stock offered and sold to Yorkville under the SEPA from June 27, 2023 through the close of business on May 24, 2024 are not entitled to vote on the Yorkville Share Issuance Proposal in accordance with Nasdaq Listing Rule 5635(d).

The foregoing description of the SEPA is not complete and is qualified in its entirety by reference to the SEPA, a copy of which is filed Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on June 28, 2023.

Reasons for Seeking Stockholder Approval

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) in connection with a transaction other than a public offering at a price less than the minimum price which either alone or together with sales by officers, directors or substantial stockholders of the company equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance. On June 27, 2023, the execution date of the SEPA, the applicable “minimum price” was $219.20 per share. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

Our Board has determined that the SEPA and our ability to issue the shares of Class A Common Stock thereunder in excess of the Exchange Cap are in the best interests of the Company and its stockholders because the ability to sell shares of Class A Common Stock to Yorkville provides us with a reliable source of capital for general corporate purposes, which may include, but are not limited to, funding working capital, capital expenditures, operating expenses and the selective pursuit of business development opportunities. Furthermore, the SEPA provides the Company with future flexibility to enhance its liquidity in an opportunistic and efficient manner.

We cannot predict the price of our Common Stock at any future date, and therefore cannot predict the number of shares of Class A Common Stock to be issued under the SEPA or whether the applicable price for any Advance Notice will be greater than the minimum price under the Nasdaq Rules. Therefore, we are seeking stockholder approval under this proposal to issue shares of Class A Common Stock in excess of the Exchange Cap, if necessary, to Yorkville under the terms of the SEPA.

Potential Consequences if the Yorkville Share Issuance Proposal is Not Approved

The failure of the Company’s stockholders to approve this proposal will prevent the Company from selling, at less than the minimum price, shares of Class A Common Stock to Yorkville in excess of the Exchange Cap. However, it would be possible to sell shares to Yorkville in excess of the Exchange Cap if the sale of shares covered by any Advance Notice is equal to or greater than $219.20 per share. As of the close of business on May 24, 2024, the price of our Class A Common Stock was $3.15 per share.

Furthermore, if we are limited in our ability to raise additional capital under the SEPA, we may not be able to execute on our strategic plans, and we may need to seek alternative sources of capital to fund our operations, which may not be available to us on favorable terms, or at all. We can provide no assurance that we would be successful in raising funds in the future or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders. If we are unable to raise additional capital, then we may have difficulty entering into liquidity transactions, which would lead to a decrease in revenues and adversely affect our operations and business plans. Accordingly, our Board believes that providing the Company the flexibility to issue shares of Class A Common Stock in excess of the Exchange Cap is advisable and in the best interests of the Company and our stockholders.

Effect on Current Stockholders

If approved, this proposal will provide for the issuance of up to an aggregate of approximately $247.7 million shares of Class A Common Stock following registration with the SEC. For example, based on a closing stock price of $3.15 per share as of May 24, 2024, up to approximately 78.63 million shares of Class A Common Stock could be issued following approval of this proposal, however such number would be limited by the number of authorized shares of Class A Common Stock from time to time, which was 18.75 million as of May 24, 2024, and of which approximately 13.9 million were available and unreserved for future issuance as of such date. The issuance of shares of Class A Common Stock to Yorkville will dilute the percentage ownership interest of all stockholders, could dilute the book value per share of the Class A Common Stock and will increase the number of the Company’s outstanding shares, which could cause the market price of our Class A Common Stock to decrease. Depressed trading prices of our Class A Common Stock could further impair our ability to raise sufficient capital from our operations to carry on our business in the ordinary course.

Required Vote

The approval of the Yorkville Share Issuance Proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting. Abstentions and broker non-votes will have no effect on the outcome of the Yorkville Share Issuance Proposal. The 403,827 shares of the Company’s Class A Common Stock offered and sold to Yorkville under the SEPA from June 27, 2023 through the close of business on the Record Date are not entitled to vote on the Yorkville Share Issuance Proposal in accordance with Nasdaq Listing Rule 5635(d).

Board Recommendation

The Board unanimously recommends that you vote “FOR” the approval of the Yorkville Share Issuance Proposal.

PROPOSAL 2: APPROVAL OF THE ADJOURNMENT PROPOSAL

Background of and Reasons for the Adjournment Proposal

The Board believes that if the number of shares of the Company’s Common Stock is insufficient to approve the Yorkville Share Issuance Proposal, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Yorkville Share Issuance Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Yorkville Share Issuance Proposal.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting. Abstentions and broker non-votes will have no effect on the outcome of the Adjournment Proposal.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the approval of the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 24, 2024, the number of shares of Common Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding shares of Common Stock (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. There were 3,902,934 shares of Class A Common Stock and 239,257 shares of Class B Common Stock outstanding as of May 24, 2024.

Beneficial ownership is determined according to the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.

Unless otherwise indicated in the footnotes to the following table and subject to applicable community property laws, we believe that all persons named in the table below have, or may be deemed to have, sole voting and investment power with respect to all Common Stock to be beneficially owned by them. Additionally, the following table does not reflect record or beneficial ownership of any (i) Class A Common Stock issuable upon exercise of our outstanding warrants to purchase one share of our Class A Common Stock and one share of our Series A preferred stock, par value $0.001 per share, at an exercise price of $920.00 and (ii) certain equity incentive awards that are subject to vesting conditions that have not yet been satisfied. However, shares that a person has the right to acquire within 60 days of May 24, 2024 are deemed issued and outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed issued and outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group.

The following table does not include shares of Class A Common Stock that may be issued in exchange for interests in Beneficient Company Holdings, L.P. (“BCH”), some of which convert into Class A Common Stock based upon their capital account balance calculated in accordance with Section 704 of the Internal Revenue Code (the “Code”). Except as otherwise noted below, the address for persons or entities listed in the table is c/o Beneficient, 325 N. Saint Paul St., Suite 4850, Dallas, Texas 75201. On April 18, 2024, the Company effected a reverse stock split of its Common Stock at a ratio of eighty (80) to one (1). All information in the following tables and footnotes below have been updated to reflect the reverse stock split unless provided otherwise.

	Class B Common Stock			Class A Common Stock
Name of Beneficial Owner(1)	Number of Shares of Class B Common Stock Beneficially Owned(2)		Percentage of Outstanding Class B Common Stock	Number of Shares of Class A Common Stock Beneficially Owned(2)		Percentage of Outstanding Class A Common Stock	Percentage of Total Voting Power of Class A and Class B Common Stock(3)
Named Executive Officers and Directors
Brad K. Heppner	221,494	(4)	92.6%	21,275	(6)	*	35.5%
Derek L. Fletcher	—		—	4,140	(7)	*	*
Peter T. Cangany, Jr.	—		—	6,005	(8)	*	*
Thomas O. Hicks	16,528	(5)	6.9%	1,736	(9)	*	2.7%
Dennis P. Lockhart	—		—	1,005	(10)	*	*
James G. Silk(11)	—		—	1,505	(12)	*	*
Bruce W. Schnitzer	1,235	*		12,314	(13)	*	*
Emily B. Hill	—		—	536	(14)	*	*
All current directors and executive officers of Beneficient as a group (11 individuals)	239,257		100%	55,237		1.4%	38.8%

	Class B Common Stock		Class A Common Stock
Name of Beneficial Owner(1)	Number of Shares of Class B Common Stock Beneficially Owned(2)	Percentage of Outstanding Class B Common Stock	Number of Shares of Class A Common Stock Beneficially Owned(2)	Percentage of Outstanding Class A Common Stock	Percentage of Total Voting Power of Class A and Class B Common Stock(3)
Other 5% Holders
Hatteras Investment Partners, LP(15)	—	—	583,904	15.0%	9.3%
GWG Wind Down Trust(16)	—	—	1,934,638	49.6%	30.7%
YA II PN, LTD.(17)	—	—	403,827	10.3%	6.4%

*

Indicates, as applicable, (i) less than one percent of total voting power of Class A Common Stock outstanding and Class B Common Stock and (ii) less than one percent ownership of Class A Common Stock and Class B Common Stock.

1)

For purposes of this table, a person or group of persons is deemed to have beneficial ownership of any shares of Common Stock that such person has the right to acquire within 60 days of May 24, 2024. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any shares of Common Stock that such person or persons have the right to acquire within 60 days of the date of May 24, 2024 is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

2)

Class B Common Stock will be convertible at any time by the holder into shares of Class A Common Stock on a one-for-one basis, such that each holder of Class B Common Stock beneficially owns an equivalent number of shares of Class A Common Stock. The number of shares of Class A Common Stock beneficially owned does not give effect to any such conversion of Class B Common Stock.

3)

Percentage of total voting power represents voting power with respect to all shares of our Class A Common Stock and Class B Common Stock, as a single class. Each holder of Class B Common Stock is entitled to 10 votes per share of Class B Common Stock and each holder of Class A Common Stock is entitled to one vote per share of Class A Common Stock on all matters submitted to our stockholders for a vote. The Class A Common Stock and Class B Common Stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law and the election of directors by holders of the Class B Common Stock.

4)

Represents shares of Class B Common Stock held by Beneficient Holdings, Inc. Beneficient Holdings, Inc. is an entity held by The Highland Business Holdings Trust of which Mr. Heppner is a beneficiary and a trustee and, in such capacity, has the sole power to vote and direct the disposition of such shares. Therefore, such shares are deemed to be beneficially owned by Mr. Heppner and The Highland Business Holdings Trust.

5)

Represents shares of Class B Common Stock held by Hicks Holdings Operating, LLC. Mr. Hicks is the sole member of Hicks Holdings Operating, LLC, and he has the power to vote and direct the disposition of such shares.

6)	Includes 21,275 shares of Class A Common Stock issuable upon settlement of vested restricted stock units held by Mr. Heppner, 4,667 of which will vest within sixty days of May 24, 2024.
7)	Includes 4,140 shares of Class A Common Stock issuable upon settlement of vested restricted stock units held by Mr. Fletcher, 835 of which will vest within sixty days of May 24, 2024.
8)

Includes (i) 2,500 shares of Class A Common Stock held by The Cangany Group, LLC, a limited liability company for which Mr. Cangany serves as a manager and, in such capacity, has the power to vote and direct the disposition of such shares, (ii) 2,500 shares of Class A Common Stock held by Cangany Capital Management, LLC, a limited liability company for which Mr. Cangany serves as a manager and, in such capacity, has the power to vote and direct the disposition of such shares, and (iii) 1,005 shares of Class A Common Stock issuable upon settlement of vested restricted stock units held by Mr. Cangany, 243 of which will vest within sixty days of May 24, 2024.

9)

Includes (i) 340 shares of Class A Common Stock and (ii) 1,396 shares of Class A Common Stock issuable upon settlement of vested restricted stock units held by Mr. Hicks, 438 of which will vest within sixty days of May 24, 2024.

10)	Includes 1,005 shares of Class A Common Stock issuable upon settlement of vested restricted stock units held by Mr. Lockhart, 243 of which will vest within sixty days of May 24, 2024.
11)	Effective May 10, 2024, Mr. Silk resigned from his positions of Director of the Company, Executive Vice President and Chief Legal Officer.
12)	Includes 1,505 shares of Class A Common Stock issuable upon settlement of vested restricted stock units held by Mr. Silk, 291 of which will vest within sixty days of May 24, 2024.
13)

Includes (i) 10,293 shares of Class A Common Stock and (ii) 2,021 shares of Class A Common Stock issuable upon settlement of vested restricted stock units held by Mr. Schnitzer, 497 of which will vest within sixty days of May 24, 2024.

14)	Includes 536 shares of Class A Common Stock issuable upon settlement of vested restricted stock units held by Ms. Hill, 157 of which will vest within sixty days of May 24, 2024.
15)

Based on the information contained in the Schedule 13G/A filed by Hatteras Master Fund, LP with the SEC on February 14, 2024 and other information publicly available. Hatteras Master Fund, LP, Hatteras Evergreen Private Equity Funds, LLC, Hatteras Global Private Equity Partners Institutional, LLC, Hatteras GPEP Fund, LP and Hatteras GPEP Fund II, GP (the “Hatteras Entities”) are the beneficial owners of 583,904 shares of Class A Common Stock. Hatteras Investment Partners, LP is the investment manager of Hatteras Master Fund, LP and, as such, has sole investment discretion and voting authority over these securities and may be deemed to be the beneficial owner of these securities. The principal address of the Hatteras Entities is c/o Hatteras Investment Partners, 8510 Colonnade Center Drive, Suite 150, Raleigh, North Carolina 27615.

16)

Based on the information contained in the Schedule 13G/A filed by the GWG Wind Down Trust (as defined below) with the SEC on April 17, 2024. Promptly following the emergence of GWG Holdings Inc. (“GWG”) and certain of its affiliates from proceedings under Chapter 11 of Title 11 of the United States Bankruptcy Code in the Bankruptcy Court for the Southern District of Texas, the shares of Class A Common Stock held by GWG, GWG Life USA, LLC and GWG Life, LLC (collectively, the “GWG Entities”) were transferred to the GWG Wind Down Trust, a common law trust created under the laws of the state of Texas (“GWG Wind Down Trust”), in accordance with the terms of the bankruptcy plan of GWG. Elizabeth C. Freeman is the sole trustee of GWG Wind Down Trust with sole voting and dispositive power over the Class A Common Stock held by GWG Wind Down Trust. The principal address of GWG Wind Down Trust is P.O. Box 61209, 700 Smith St., Houston, TX 77208.

17)	Based on the information contained in the Schedule 13G filed by Yorkville and its affiliates on February 13, 2024. The principal address of Yorkville is 1012 Springfield Ave., Mountainside, NJ 07092.

The following table sets forth information regarding the capitalization of BCH, with the equity values in BCH based upon the estimated capital account balances as determined pursuant to Section 704 of the Code, as of March 31, 2024. These capital account balances are estimated based on a deemed liquidation value of approximately $1.09 billion as of March 31, 2024 (after payment of amounts associated with hypothetical capital account balances) and an assumed conversion price of $5.38 per share of Class A Common Stock.

On June 6, 2023, the Company converted from a Delaware limited partnership called “The Beneficient Company Group, L.P.” to a Nevada corporation called “Beneficient” in connection with the closing of its merger with Avalon Acquisition Inc. (the “Business Combination”). As a result of the consummation of the Business Combination, an adjustment to the carrying value of BCH’s assets of $321.9 million occurred. As of March 31, 2024, there has been no allocation of the carrying value adjustment among the holders of the FLP Subclass 1 Unit Accounts of BCH and the FLP Subclass 2 Unit Accounts of BCH and no issuance of any Class S Ordinary Units of BCH (“BCH Class S Ordinary Units”) as a result of such adjustment. Pursuant to the limited partnership agreement of BCH (as amended, the “BCH LPA”), approximately 402,382 BCH Class S Ordinary Units would be issuable as a result of the carrying value adjustment. However, due to the Company’s compensation policy adopted in connection with the Business Combination (the “Compensation Policy”), the number of BCH Class S

Ordinary Units that may be issued in any subsequent year following the Business Combination will be limited and require approval of the Board; provided that any such BCH Class S Ordinary Units that may not be issued in 2024, may be issued in subsequent years in accordance with the Compensation Policy. Additionally, subsequent to the Business Combination, additional carrying value adjustments occurred, and approximately 260,000 BCH Class S Ordinary Units would be issuable as a result of such carrying value adjustments, subject to the Compensation Policy. As of May 24, 2024, there has been no allocation of such carrying value adjustments among the holders of the FLP Subclass 1 Unit Accounts of BCH and the FLP Subclass 2 Unit Accounts of BCH, and no issuance of any BCH Class S Ordinary Units as a result of such adjustments.

None of the BCH securities identified in the table below are included in the beneficial ownership table reported above as they are not exchangeable for Class A Common Stock within 60 days of May 24, 2024, due to exchange limitations set forth in the BCH LPA and that certain Exchange Agreement, dated June 7, 2023, by and between the Company, BCH and Beneficient Company Group, L.L.C.

	As of March 31, 2024(1)
(Dollars in thousands)	Hypothetical Capital Account Balance	Capital Account Balance
BCH Equity Securities:
Class A Units held by Beneficient	$—	$19,313
Class S Ordinary Units	—	361
Class S Preferred Units	815	581
Preferred Series A Subclass 0	—	252,796
Preferred Series A Subclass 1	919,645	813,532

Subtotal BCH Equity	$920,460	$1,086,583

(1)

The table is based upon estimated capital account balances as of March 31, 2024 as determined pursuant to Section 704 of the Code, and such estimates are subject to adjustment. The estimated amounts are based on a deemed liquidation value of approximately $1.09 billion after payment of amounts associated with hypothetical capital account balances.

REQUIREMENTS FOR ADVANCE NOTIFICATION OF NOMINATIONS

AND STOCKHOLDER PROPOSALS

We did not hold an annual meeting in 2023. As a result, stockholders who intend to present proposals at the 2024 annual meeting under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company within a reasonable time before we begin to print and mail the proxy statement for the 2024 annual meeting. Such proposals must meet the requirements of the SEC to be eligible for inclusion in the Company’s 2024 proxy materials. Stockholder proposals should be addressed to the Corporate Secretary, Beneficient, at 325 N. Saint Paul Street, Suite 4850, Dallas, Texas 75201.

Proposals submitted outside Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must comply with our bylaws. To be timely, a proposing stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company: (i) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 70 days after the anniversary of the previous year’s annual meeting; and (ii) with respect to any other annual meeting of stockholders, not later than the close of business on the tenth (10th) day following the date of public disclosure of the date of such meeting. In addition, the stockholder’s notice must set forth the information required by our bylaws with respect to each stockholder making the proposal and each proposal and nomination that such stockholder intends to present at the 2024 annual meeting. All proposals should be addressed to the Corporate Secretary, Beneficient, 325 N. Saint Paul Street, Suite 4850, Dallas, Texas 75201.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by the later of 60 calendar days prior to the date of the 2024 annual meeting or the 10th calendar day following the day on which public disclosure of the date of the 2024 annual meeting is first made.

OTHER MATTERS

The Board does not intend to bring any other matters before the Special Meeting and has no reason to believe any other matters will be presented.

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our Proxy Statement to your address. If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of this Proxy Statement, we will send a copy to you if you address your written request to, or call, the Corporate Secretary of Beneficient, 325 N. Saint Paul Street, Suite 4850, Dallas, Texas 75201, telephone number 214-445-4700.

Copies of the documents referred to above that appear on our website are also available upon request by any stockholder addressed to our Corporate Secretary, Beneficient, 325 N. Saint Paul Street, Suite 4850, Dallas, Texas 75201.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its Public Reference Room.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.	2024

Vote by Internet – QUICK EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

BENEFICIENT

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 19, 2024.

INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –

If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit:

https://www.cstproxy.com/beneficient/2024

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

PROXY	FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED	Please mark your votes like this
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

1. To approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s Class A Common Stock to YA II PN, LTD.	FOR	AGAINST	ABSTAIN	2. To approve an adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the	FOR	AGAINST	ABSTAIN

(“Yorkville”), pursuant to that certain Standby Equity Purchase Agreement, dated June 27, 2023, by and between the Company and Yorkville (the “SEPA”), which shares may represent more than 20% of the Company’s issued and outstanding Common Stock as of the date of the SEPA (the “Yorkville Share Issuance Proposal”).

event that there are insufficient votes for the approval of the Yorkville Share Issuance Proposal.

CONTROL NUMBER

Signature	Signature, if held jointly	Date	2024.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2024

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting to be held on June 20, 2024.

To view the Proxy Statement and to Attend the Special Meeting, please go to:

https://www.cstproxy.com/beneficient/2024

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BENEFICIENT

The undersigned appoints Gregory W. Ezell and David B. Rost, and each of them, as proxies, each with the power to appoint their substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all shares of Class A Common Stock, par value $0.001 per share (“Class A Common Stock”), and Class B common stock, par value $0.001 per share (“Class B Common Stock” and together, with the Class A Common Stock, the “Common Stock”) of Beneficient (the “Company”) held of record by the undersigned at the close of business on May 24, 2024 at the Special Meeting of the Company (the “Special Meeting”) to be held beginning at 10:00 a.m. Central Time on June 20, 2024 virtually at https://www.cstproxy.com/beneficient/2024, and any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on the other side)